THE BLACKROCK STRATEGIC TERM TRUST INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS
REPORT OF INVESTMENT ADVISOR

July 31, 2002

Dear Shareholder:

     As the economy remains in search of sure signs of recovery, volatility dominated the overall market place for the semi-annual period ended June 30, 2002. With the emergence of questionable corporate governance and accounting practices, investors continued to seek refuge by turning to the bond market. Although fixed income asset classes were not immune to economic instability, the Lehman Brothers Aggregate Index*, a broad measure of the bond market, posted strong positive gains over the semi-annual period ended June 30, 2002, returning 3.79%.

     The Federal Reserve Board (the “Fed”) left interest rates unchanged in the first half of the year as a result of the slow pace of economic recovery and the absence of inflationary threats. While economic indicators have provided optimistic data, the sluggish rate of improvement of the markets kept the Fed cautious about raising interest rates. We maintain a conservative outlook for the rest of the year given current volatility and sub-par growth over the latter half of the period.

     Looking broadly at the fixed income market, mortgage-backed securities, although outperforming Treasuries for the period, have underperformed in the month of June due to volatility caused by prepayment fears and declining interest rates. In the current environment of dubious corporate governance and accounting procedures, corporate debt has turned from outperforming Treasuries by 147 basis points in May to underperforming Treasuries by 134 basis points in June on a duration-adjusted basis. Investors still fear terrorist activity, continued inconsistency of rating agency actions, ongoing corporate governance issues, and continuing stock market volatility. In the government sector, shorter dated Treasuries benefited from reduced Fed tightening expectations, and a modest flight-to-quality resulted from continued political and economic turmoil. While demand for the security of U.S. Treasuries was strong, supply was restricted due to delays in raising the debt ceiling, which further supported short and intermediate maturities.

     Importantly, both consumer confidence and manufacturing activity posted reasonably strong results, which bodes well for the longer-term strength of the economic recovery. Retail sales, however, were somewhat disappointing, falling 0.9% in May after a 1.2% gain in April. A viable economic recovery most likely will depend on sustained consumer spending and increased consumer confidence.

     The prevalent volatility of bond and other markets in the past six months reaffirms the need for investors to develop a strategy that best suits their overall goals and risk tolerance. Working with a financial advisor is one of the best means of achieving this goal and we encourage you to consult one when making investment decisions.

     The semi-annual report includes a summary of market conditions over the period, a review of the strategy employed by your Trust’s portfolio managers, the Trust’s unaudited financial statements and a listing of the portfolio’s holdings. Thank you for your continued confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,

Laurence D. Fink	Ralph L. Schlosstein
Chief Executive Officer	President
BlackRock Advisors, Inc.	BlackRock Advisors, Inc.

*	The Lehman Brothers Aggregate Index is used to measure the performance of the U.S. investment grade fixed rate bond market. The Index is unmanaged and cannot be purchased directly.

July 31, 2002

Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock Strategic Term Trust Inc. (the “Trust”) for the six months ended June 30, 2002. We would like to take this opportunity to review the change in the Trust’s stock price and net asset value (NAV), summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol “BGT”. The Trust’s investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (its initial offering price) to shareholders on or shortly before December 31, 2002. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objective. The Trust seeks this objective by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), and asset-backed securities. All of the Trust’s assets must be rated at least “BBB” by Standard & Poor’s or “Baa” by Moody’s at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

The table below summarizes the changes of the Trust’s share price and NAV:

	6/30/02	12/31/01	Change	High	Low

Share Price	$9.81	$9.74	0.72%	$9.83	$9.60

Net Asset Value (NAV)	$9.97	$9.80	1.73%	$9.97	$9.75

5-Year U.S. Treasury Note	4.03%	4.30%	(6.28)%	4.62%	3.98%

The Fixed Income Markets

     Economic performance was mixed during the semi-annual period ended June 30, 2002, as volatility and instability were prevalent throughout all sectors of the market. The U.S. economy showed signs of recovery, but mixed economic data and dismal performance in the equity markets caused a massive unwinding of Fed tightening expectations. Structural imbalances in the U.S. economy became evident and the effects of the short-term stimulus post September 11th diminished, causing the Fed to remain on hold and leave the Federal Funds rate unchanged at 1.75%. Positive economic data included a rise in first quarter 2002 GDP of 6.1%, the fastest rate in two years, strong manufacturing data, an 8.4% rise in first quarter 2002 productivity and the Consumer Confidence Index advancing from year-end levels. Low inventory levels should support manufacturing data, but we are skeptical about the continued strength of consumer demand, which is essential to a sustained economic recovery. The long-term sustainability of the highly leveraged consumer remains a pivotal issue to the strength of the economic recovery. Although fundamentals support a recovery, declining equities and a plummeting dollar continue to erode investor confidence. We remain uncertain that a near-term business investment recovery will materialize, as pricing power remains weak. While second quarter weakness may be overstated, the likely outcome is one of several quarters of sub-par growth in the 2.5%-3.0% range.

     Year-to-date, rates have fallen across the yield curve. The Treasury market returned 3.61% during the period, posting exceptionally strong months in April and June as risk aversion dominated the markets. Over the course of the period, the yield curve steepened in reaction to mixed economic data and a proliferation of negative headlines in the corporate sector. Looking ahead, the budget surplus of 2001 is unlikely to be sustained due to anemic tax revenues and a sharp rise in defense spending, which should result in larger auction sizes. However, the allowable debt limit set by Congress will soon be reached, possibly leading the Treasury to pursue additional methods of financing until it can return to regular auctions. As of June 30, 2002, the 10-year Treasury was yielding 4.80% versus 5.05% on December 31, 2001.

     For the period, the Lehman Mortgage Index returned 4.51% versus 3.79% for the Lehman Aggregate Index. After a strong first quarter, mortgages slowed and outperformed Treasuries by only 13 basis points in the second quarter. Increased concerns over prepayments as well as expectations of large supply coming down the pipeline depressed performance. Higher coupon issues outperformed lower coupons and 30-year pass-throughs outperformed 15-years. Despite increasing talk of reform initiatives that could potentially affect FNMA and FHLMC, there was little effect on the performance relative to GNMA issues. The consensus that Fed Funds will remain stable for at least the next quarter has fueled portfolio buying of MBS by banks seeking higher income. The reluctance of banks to take on credit risk has been important in pushing them toward agency MBS. However, concerns remain that increased levels of refinancing will lead to an upcoming supply wave.

     For the semi-annual period, the Lehman U.S. Credit Index returned 2.63% versus 3.79% for the Lehman Aggregate Index. Corporates had one of their worst quarters on record, underperforming Treasuries by 184 basis points in the second quarter, and are underperforming by 138 basis points year-to-date on a duration adjusted basis. Individual credit issues have caused some contagion, and many corporations have found they have little pricing power, which will pressure future profits. Although issuance in 2002 has been heavy, this trend has started to slow. Demand for high quality issues has continued to be strong despite a reduction in foreign fund inflows. In May, the corporate component of the Lehman Aggregate shrank due to the extraordinary amount of fallen angels migrating into the high yield sector. Fundamentals remain weak as downgrades continue and corporate leverage is historically high. In the presence of opaque accounting, the rating agencies are increasingly taking their cues from market prices as an indication of financial distress. Some firms under scrutiny have moved towards greater transparency, and widespread adoption of this approach should gradually bolster investor confidence. The market is focusing on issues in specific sectors such as telecom, technology, and media and investors are intolerant of any unhealthy news. Year-to-date, higher quality securities have outperformed lower quality issues and the variance in performance between in-favor and out-of-favor issues is as dramatic as we have seen. Looking ahead, due to the degree of distress experienced in the high-grade market, selective corporate issues may now seem attractive as a result of mis-pricing.

The Trust’s Portfolio and Investment Strategy

     BlackRock actively manages the Trust’s portfolio holdings consistent with BlackRock’s overall market outlook and the Trust’s investment objectives.

The following charts show the Trust’s asset composition and corporate credit quality allocations:

The BlackRock Strategic Term Trust Inc.

Composition	June 30, 2002	December 31, 2001

Corporate Bonds	46%	32%

Zero Coupon Bonds	37%	40%

Mortgage Pass-Throughs	6%	6%

Asset-Backed Securities	5%	5%

Taxable Municipal Bonds	4%	7%

Principal-Only Mortgage-Backed Securities	1%	1%

Inverse Floating Rate Mortgages	1%	3%

Agency Multiple Class Mortgage Pass-Throughs	—	2%

Adjustable Rate Mortgages	—	2%

Interest-Only Mortgage-Backed Securities	—	2%

	Rating % of Corporates

Credit Rating*	June 30, 2002	December 31, 2001

AAA or equivalent	12%	—

AA or equivalent	1%	8%

A or equivalent	69%	64%

BBB or equivalent	18%	28%

* Using the higher of Standard & Poor’s, Moody’s or Fitch’s rating.

     In accordance with the Trust’s primary investment objective of returning the initial offer price upon maturity, the Trust’s portfolio management activity focused on adding securities which offer attractive yield spreads over Treasury securities and an emphasis on maturity dates approximating the Trust’s termination date on or shortly before December 31, 2002. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust’s termination date.

     We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in The BlackRock Strategic Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,

Robert S. Kapito	Michael P. Lustig
Vice Chairman and Portfolio Manager	Portfolio Manager
BlackRock Advisors, Inc.	BlackRock Advisors, Inc.

The BlackRock Strategic Term Trust Inc.

Symbol on New York Share Exchange:	BGT

Initial Offering Date:	December 28, 1990

Closing Share Price as of 6/30/02:	$9.81

Net Asset Value as of 6/30/02:	$9.97

Yield on Closing Share Price as of 6/30/02 ($9.81)[1]:	0.76%

Current Monthly Distribution per Share[2]:	$0.00625

Current Annualized Distribution per Share[2]:	$0.075

1	Yield on closing share price is calculated by dividing the current annualized distribution per share by the closing share price.
2	The distribution is not constant and is subject to change.

Privacy Principles of the Trust

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

The BlackRock Strategic Term Trust Inc.
Portfolio of Investments
June 30, 2002 (Unaudited)

Principal
Amount			Value
Rating*	(000)	Description	(Note 1)

		LONG-TERM INVESTMENTS—85.4%
		Mortgage Pass-Throughs—5.0%
		Federal Home Loan Mortgage Corp.,
	$ 9,455	6.50%, 11/01/25-9/01/28	$ 9,673,246
	148	7.50%, 11/01/10	156,398
	113	8.00%, 2/01/13	121,481
	92	9.00%, 11/01/05, 15 Year	97,282
		Federal National Mortgage Association,
	12,515	6.50%, 5/01/26-3/01/29	12,785,219
	389	6.50%, 9/01/28	397,280
	3,869	7.25%, 1/01/23	3,933,789
	1,254	7.50%, 1/01/07-6/01/08	1,332,555
		Government National Mortgage
		Association,
	25	9.00%, 1/15/20-3/15/20	26,516

			28,523,766

		Agency Multiple Class Mortgage
		Pass-Throughs—0.4%
	958	Federal Home Loan Mortgage Corp.,
		Multiclass Mortgage
		Participation Certificates,
		Series 1797, Class 1797-A,
		7/15/08	966,040
		Federal National Mortgage Association,
		REMIC Pass-Through Certificates,
	319	Trust 1993-210, Class 210-PG,
		2/25/20	320,651
	439	Trust 1993-M2, Class M2-H,
		11/25/03	439,134
	644	Trust 1994-40, Class 40-H,
		10/25/20	648,493

			2,374,318

		Interest Only Mortgage-Backed
		Securities—0.1%
		Federal Home Loan Mortgage Corp.,
		Multiclass Mortgage
		Participation Certificates,
	637	Series 1496, Class 1496-GA,
		3/15/19	3,419
	727	Series 1590, Class 1590-JC,
		1/15/19	9,727
	299	Series 1626, Class 1626-PV,
		12/15/08	3,364
	594	Series 1662, Class 1662-P,
		11/15/07	16,458
	9,666	Series 1954, Class 1954-BA,
		4/15/21	129,047
	5,968	Series 1954, Class 1954-BB,
		4/15/21	11,577
	3,002	Series 1954, Class 1954-LL,
		5/15/21	6,635

Principal
Amount			Value
Rating*	(000)	Description	(Note 1)

	$ 3,002	Series 1954, Class 1954-LM,
		5/15/21	$ 6,725
		Federal National Mortgage Association,
		REMIC Pass-Through Certificates,
	340	Trust 1993-154, Class 154-EA,
		10/25/06	1,561
	589	Trust 1993-226, Class 226-SB,
		5/25/19	7,981
	7,333	Trust 1997-90, Class 90-L,
		10/25/19	135,592
	424	Trust 1998-44, Class 44-IC,
		1/18/14	2,492
	424	Trust G93-25, Class 25- N,
		12/25/19	53,871
	114	Trust G93-31, Class 31-PS,
		8/25/18	427
	5,787	Morgan Stanley Capital Inc.,
		Ser. 1998-HF1, Ser. 1998-HF1,
		Class X,
		3/15/30	237,133

			626,009

		Principal Only Mortgage-Backed
		Securities—0.8%
	2,038	Federal Home Loan Mortgage Corp.,
		Multiclass Mortgage
		Participation Certificates,
		Series 1597, Class 1597-H,
		7/15/23	1,774,362
		Federal National Mortgage Association,
		REMIC Pass-Through Certificates,
	240	Trust 225, Class 1,
		6/1/23	201,065
	1,989	Trust 1993-92, Class 92-G,
		5/25/23	1,396,824
	98	Trust 1993-237, Class 237-C,
		11/25/23	97,876
	1,172	Trust 1994-87, Class 87-E,
		3/25/09	1,050,765

			4,520,892

		Asset-Backed Securities—4.6%
AAA	20,545	Chase Credit Card Master Trust,
		Series 1997-5, Class A,
		6.194%, 8/15/05	20,930,219
N/R	2,797	Global Rated Eligible Asset Trust,
		Series 1998-A, Class A-1,
		7.33%, 9/15/07**/†	258,713

See Notes to Financial Statements.

	Principal
	Amount		Value
Rating*	(000)	Description	(Note 1)

		Asset-Backed Securities (cont’d)
		Structured Mortgage Asset
		Residential Trust,**/†
N/R	$3,860	Series 1997-2,
		8.24%, 3/15/06	$ 221,938
N/R	4,279	Series 1997-3,
		8.57%, 4/15/06	246,029
Aa1	4,500	Student Loan Marketing Association,
		Series 1995-1, Class CTFS,
		10/25/09	4,455,000

			26,111,899

		Taxable Municipal Bonds—3.4%
AAA	1,000	Kern County California,
		Penison Obligation,
		6.39%, 8/15/02	1,005,050
AAA	3,510	Long Beach California,
		Penison Obligation, GO,
		6.56%, 9/01/02	3,535,167
AAA	8,000	New Jersey Econ. Dev. Auth.
		St. Pension Fdg. Rev., Ser. B,
		Zero Coupon, 2/15/03	7,848,240
A	5,000	New York City, GO, Ser. B,
		7.125%, 8/15/02	5,027,100
AA-	1,235	New York St. Environ. Fac. Corp.
		St. Serv. Contract Rev., Ser. A,
		6.73%, 9/15/02	1,245,781
Aa3	1,000	St. Joseph’s Health Systems,
		California Rev., Ser. A,
		7.13%, 7/01/02	1,000,000

			19,661,338

		Corporate Bonds—39.1%
		Finance & Banking—18.2%
A3	4,900	Ahmanson HF & Co.,
		8.25%, 10/01/02	4,967,963
A+	9,325	American General Finance Corp., Ser. E,
		6.25%, 12/18/02	9,495,181
A3	13,034	Ford Motor Credit Co.,
		7.75%, 11/15/02	13,217,779
Aaa	10,000	General Electric Capital Corp.,
		6.50%, 12/09/02	10,181,000
		General Motors Acceptance Corp.,
A2	2,000	5.48%, 12/16/02	2,018,760
A2	25,351	6.75%, 12/10/02	25,604,510
A+	5,000	Goldman Sachs Group,
		6.25%, 2/01/03**	5,094,956
A	15,000	Lehman Brothers Holdings, Inc., Ser. E,
		6.625%, 12/27/02	15,327,150
A	5,000	Lehman Brothers, Inc.,
		7.25%, 4/15/03	5,160,576
AA-	1,665	Merrill Lynch & Co., Inc., Ser. B,
		5.75%, 11/04/02	1,685,330
A	11,370	Money Store (The), Inc.,
		7.30%, 12/01/02	11,588,190

104,341,395

Amount			Value
Rating*	(000)	Description	(Note 1)

		Food Products—4.4%
A	$25,000	Heinz (H.J.) Co.,
		6.49%, 11/15/02**	$25,388,664

		Industrials—3.0%
BBB	5,000	Convergys Corp., Ser. A,
		2.765%, 9/09/02	4,994,450
A3	7,000	DaimlerChrysler North America,
		6.84%, 10/15/02	7,070,350
BBB-	5,265	Raytheon Co.,
		6.45%, 8/15/02	5,288,271

			17,353,071

		Retailers—0.4%
A-	2,405	Sears Roebuck Acceptance Corp.,
		Ser. IV, 6.41%, 11/19/02**	2,437,756

		Utilities—8.1%
A	4,000	Alltel Corp.
		7.125%, 3/01/03	4,085,120
BBB+	5,000	Centurytel, Inc., Ser. I,
		7.75%, 10/15/02 @	5,059,222
BBB	5,000	Columbia Energy Group, Ser. B,
		6.61%, 11/28/02	5,042,800
A+	6,000	Duke Energy Corp.,
		7.125%, 9/03/02	6,040,860
A-	10,000	Textron Financial Corp.,
		2.24%, 12/09/02	10,031,250
BBB+	5,000	TXU Gas Co.,
		7.625%, 10/15/02	5,062,650
BBB	10,980	Valero Energy Corp.,**
		6.75%, 12/15/02	11,141,803

			46,463,705

		Yankee—5.0%
AAA	17,207	Bayerische Landesbank GIRO,
		7.375%, 12/14/02	17,616,855
BBB-	3,500	Empresa Elec. Guacolda SA,
		7.95%, 4/30/03**	3,624,409
A3	2,000	Korea Development Bank,
		6.50%, 11/15/02	2,022,940
A+	5,000	Westpac Banking Corp.,
		7.875%, 10/15/02	5,075,150

			28,339,354

		Total corporate bonds	224,323,945

		Adjustable Rate Mortgage
		Securities—0.1%
		Federal Home Loan Mortgage Corp.,
		Multiclass Mortgage
		Participation Certificates,
	128	Series 1580, Class 1580-FD,
		9/15/06	127,852
	40	Series 1619, Class 1619- FH,
		11/15/23	40,254

See Notes to Financial Statements.

	Principal
	Amount		Value
Rating*	Rating* (000)	Description	(Note 1)

		Adjustable Rate Mortgage
		Securities (cont’d)
	$ 474	Federal National Mortgage Association,
		REMIC Pass-Through Certificates,
		Trust 1993-225, Class 225-PF,
		4.52%, 4/25/19	$474,397

			642,503

		Zero Coupon Bonds—9.4%
	29,300	Financing Corporation (FICO Strips),
		Series 13, 12/27/02	29,026,631
	25,000	Government Trust Certificates (Israel),
		11/15/02	24,828,750

			53,855,381

		Inverse Floating Rate Mortgages—0.7%
		Federal Home Loan Mortgage Corp.,
		Multiclass Mortgage
		Participation Certificates,
	483	Series 1594, Class 1594-S,
		10/15/08	487,766
	324	Series 2172, Class 2172-S,
		7/15/26	332,988
	1,269	Series 2214, Class 2214-SA,
		6/15/29	1,296,463
		Federal National Mortgage Association,
		REMIC Pass-Through Certificates,
	1,650	Trust 1992-155, Class 155-SB,
		12/25/06	1,687,621
	235	Trust 1993-185, Class 185-SG,
		4/25/19	237,601
	55	Trust 1993-185, Class 185-SH,
		5/25/02	55,517
	11	Government National
		Mortgage Association,
		Trust 1999-38, Class 38-SL,
		5/16/26	11,453

			4,109,409

		U.S Government Securities—21.8%
		U.S. Treasury Strips,
	125,750	Zero Coupon, 10/31/02-11/30/02 .	124,904,630

		Collateralized Mortgage Obligation
		Residuals—0.0%
	10	Federal Home Loan Mortgage Corp.,
		Multiclass Mortgage
		Participation Certificates,
		Series 1016, Class 1016-R,
		11/15/20	6,000

		Total long-term investments
		(cost $489,206,334)	489,660,090

Principal
Amount			Value
Rating*	(000)	Description	(Note 1)

		SHORT-TERM INVESTMENTS—23.7%
		Commercial Paper—23.3%
	$28,000	AOL Time Warner, Inc.,**
		1.97%, 7/08/02	$27,989,275
	24,000	AT&T Corp.,
		3.35%, 10/31/02	23,727,533
	19,000	DaimlerChrysler North America,
		2.00%, 7/10/02	18,990,500
	15,000	Ford Motor Credit Corp.,
		2.08%, 9/05/02	14,942,800
		General Mills Inc.,
	18,000	2.00%, 7/08/02**	17,993,000
	10,000	2.03%, 8/06/02**	9,979,700
	20,000	Sears Roebuck Acceptance Corp.,
		2.17%, 8/15/02	19,945,750

			133,568,558

		Discount Notes—0.4%
	2,300	Federal Home Loan Bank,
		1.87%, 7/01/02	2,300,000

		Total short-term investments
		(cost $135,868,558)	135,868,558

		Total investments
		(cost $625,074,892)	625,528,648

		Liabilities in excess of other
		assets —(9.1)%	(52,316,988)

		NET ASSETS—100%	$573,211,660

*	Using the higher of Standard & Poor’s, Moody’s or Fitch’s rating.
**	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of June 30, 2002, the Trust held 18.1% of its net assets in securities restricted as to resale.
†	Security is fair valued. (Note 1)
@	Entire or partial principal amount pledged as collateral for repurchase agreements or financial future contracts.

KEY TO ABBREVIATIONS:
GO	— General Obligation
REMIC	— Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

The BlackRock Strategic Term Trust Inc.
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

Assets
Investments, at value (cost $625,074,892)
(Note 1)	$625,528,648
Receivable from investments sold	5,383,028
Interest receivable	4,752,648
Other assets	34,661

635,698,985

Liabilities
Due to custodian	4,159
Reverse repurchase agreements (Note 4)	61,470,000
Interest payable	90,139
Investment advisory fee payable (Note 2)	106,787
Administration fee payable (Note 2)	82,162
Other accrued expenses	734,078

62,487,325

Net Assets Applicable to Common
Shareholders	$573,211,660

Composition of Net Assets Applicable to
Common Shareholders
Par value (Note 4)	$575,106
Paid-in capital in excess of par	529,807,629
Undistributed net investment income
(Note 1)	5,434,848
Accumulated net realized gain (Note 1)	36,381,883
Net unrealized appreciation (Note 1)	1,012,194

Net assets, applicable to common shareholders,
June 30, 2002	$573,211,660

Net asset value per common share:
($573,211,660 ÷ 57,510,639 shares of
common stock issued and outstanding)	$9.97

The BlackRock Strategic Term Trust Inc.
Statement of Operations
Six Months Ended June 30, 2002 (Unaudited)

Net Investment Income
Income
Interest earned (net of interest expense
of $339,514)	$10,572,850

Expenses
Investment advisory	1,265,568
Administration	281,237
Custodian	78,241
Legal	51,896
Independent accountants	44,417
Directors	39,527
Reports to shareholders	38,173
Transfer agent	29,632
Registration	22,257
Miscellaneous	52,656

Total operating expenses	1,903,604

Net investment income	8,669,246

Realized and Unrealized Gain
on Investments
Net realized gain on:
Investments	1,686,068
Swaps	1,325,475
Futures	159,670
Short sales	184,875

3,356,088

Net Change in Unrealized
Appreciation on:
Investments	141,478
Futures	558,438

699,916

Net gain on investments	4,056,004

Net Increase in Net Assets
Resulting from Operations	$12,725,250

See Notes to Financial Statements.

The BlackRock Strategic Term Trust Inc.
Statement of Cash Flows
Six Months Ended June 30, 2002 (Unaudited)

Reconciliation of Net Increase in
Net Assets Resulting from
Operations to Net Cash Flows
Provided by Operating Activities
Net increase in net assets resulting
from operations	$12,725,250

Increase in investments	(46,617,697)
Decrease in payable for investments purchased	(13,468,278)
Increase in unrealized appreciation	(699,916)
Increase in receivable for investments sold	(5,383,028)
Increase in interest payable	90,139
Increase in other assets	(12,142)
Increase in interest receivable	(741,135)
Decrease in accrued expenses	(188,847)
Net realized gain	(3,356,088)

Total adjustments	(70,376,992)

Net cash flows provided by operating activities	$(57,651,742)

Decrease in Cash
Net cash flows used for operating activities	$(57,651,742))

Cash flows provided by financing activities:
Increase in reverse repurchase agreements	61,470,000
Cash dividends paid	(4,072,903)

Net cash flows provided by financing activities	57,397,097

Net increase in cash	(254,645)
Cash at beginning of period	250,486

Cash at end of period	$(4,159)

The BlackRock Strategic Term Trust Inc.
Statements of Changes
in Net Assets (Unaudited)

	Six Months	Year
	Ended	Ended
	June 30,	December 31,
	2002	2001

Increase (Decrease) in
Net Assets Applicable to
Common Shareholders
Operations:

Net investment income	$8,669,246	$37,873,825

Net realized gain
on investments	3,356,088	10,007,012

Net change in unrealized
appreciation (depreciation)
on investments	699,916	(13,482,930)

Net increase in net assets
resulting from
operations	12,725,250	34,397,907

Dividends from
net investment income	(3,234,398)	(21,087,023)

Total increase	9,490,852	13,310,884

Net Assets
Beginning of period	563,720,808	550,409,924

End of period (including
undistributed net investment
income of $5,434,848 and
$ —, respectively)	$573,211,660	$563,720,808

See Notes to Financial Statements

The BlackRock Strategic Term Trust Inc.
Financial Highlights (Unaudited)

		Year Ended December 31,

	Six Months Ended
	June 30, 2002	2001	2000	1999	1998	1997

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period[1]	$9.80	$9.57	$9.37	$10.08	$9.54	$9.15

Investment operations:
Net investment income (net of interest expense
of $0.01, $0.08, $0.17, $0.22, $0.23, and
$0.18 respectively)	0.15	.66	.41	.66	.72	.67
Net realized and unrealized gain (loss)
on investments	0.08	(.06)	.26	(.89)	.30	.20

Net increase (decrease) from investment
operations	0.23	.60	.67	(.23)	1.02	.87

Dividends from net investment income	(0.06)	(.37)	(.47)	(.48)	(.48)	(.48)

Net asset value, end of period[1]	$9.97	$9.80	$9.57	$9.37	$10.08	$9.54

Market value, end of period[1]	$9.81	$9.74	$9.31	$8.81	$9.19	$8.50

TOTAL INVESTMENT RETURN[2]	1.30%	8.94%	11.42%	1.07%	14.02%	12.56%

RATIOS TO AVERAGE NET ASSETS OF
COMMON SHAREHOLDERS:
Operating expenses	0.68%[4]	0.69%	0.71%	0.72%	0.75%	0.73%
Operating expenses and interest expense	0.80%[4]	1.55%	2.50%	3.00%	3.12%	3.05%
Operating expenses, interest expense and
excise tax	0.80%[4]	1.62%	2.78%	3.36%	3.19%	3.05%
Net investment income	3.08%[4]	6.76%	4.34%	6.84%	7.35%	6.84%

SUPPLEMENTAL DATA:
Average net assets (000)	$567,136	$560,457	$537,775	$557,648	$563,470	$531,101
Portfolio turnover	113%	55%	22%	58%	61%	110%
Net assets, end of period (000)	$573,212	$563,721	$550,410	$538,769	$579,753	$548,516
Reverse repurchase agreements outstanding,
end of period (000)	$61,470	$—	$180,478	$171,159	$286,008	$212,244
Asset coverage[3]	$10,327	$—	$4,050	$4,148	$3,027	$3,584

[1]	Net asset value and market value are published in Barron’s on Saturday and The Wall Street Journal on Monday.
[2]	Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.
[3]	Per $1,000 of reverse repurchase agreements outstanding.
[4]	Annualized

The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust’s common shares.

See Notes to Financial Statements.

The BlackRock Strategic Term Trust Inc.
Notes to Financial Statements
(Unaudited)

Note 1. Organization & Accounting Policies  The BlackRock Strategic Term Trust Inc., (the “Trust”) a Maryland corporation, is a diversified, closed-end management investment company. The Trust’s investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share to investors on or shortly before December 31, 2002. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust’s investment objective will be achieved.

     On October 31, 1998, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BGT Subsidiary, Inc. On November 30, 2001 the Trust sold 22% of its shares in BGT Subsidiary, Inc., to a third party. On December 28, 2001 BGT Subsidiary, Inc. was liquidated and paid a final liquidating distribution to its shareholders. These consolidated financial statements include the operations of both the Trust and its subsidiary after elimination of all intercompany transactions and balances.

     The following is a summary of significant accounting policies followed by the Trust.

Securities Valuation: The Trust values mortgage-backed, asset-backed, and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services selected under the supervision of the Trust’s Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term investments maybe valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust’s Board of Directors. At June 30, 2002 the Trust held three positions that were valued at fair value which is significantly lower than their purchase cost.

Repurchase Agreement: In connection with transactions in repurchase agreements, the Trust’s custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Option Selling/Purchasing: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of “one” means that a portfolio’s or a security’s price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling or purchasing may be used by the Trust in an attempt to manage the duration of positions, or collections of positions, so that changes in interest rates do not adversely affect the targeted duration of the portfolio unexpectedly. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a spec-

ified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put and call options can be purchased or sold to effectively help manage the targeted duration of the portfolio.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Interest Rate Swaps: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) overtime.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, BlackRock Advisors, Inc., (the ”Advisor”) closely monitors swaps and does not anticipate non-performance by any counterparty.

Swap Options: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expires unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust’s portfolio in a manner similar to more generic options described above.

Interest Rate Caps: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trust’s portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio’s duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Advisor does not anticipate non-performance by any counterparty.

     Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

Interest Rate Floors: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio’s duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust’s leverage provides extra income in a period of falling rates. Selling floors reduces some of the advantage by partially monetizing it as an up front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Advisor does not anticipate non-performance by any counterparty.

     Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust may attempt to manage the duration of positions so that changes in interest rates do not adversely affect the targeted duration of the portfolio unexpectedly.

Short Sales: The Trust may make short sales of securities as a method of managing potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Securities Lending: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

     The Trust did not engage in securities lending during the period ended June 30, 2002.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

Segregation: In cases in which the Investment Company Act of 1940, as amended and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Federal Income Taxes: It is the Trust’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

Dividends and Distributions: The Trust declares and pays dividends and distributions monthly, from net investment income, realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss car-ryforwards, may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Agreements  The Trust has an Investment Advisory Agreement and Administration Agreement with the Advisor, a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust had an Administration Agreement with Morgan Stanley Investment Advisors Inc., formerly Morgan Stanley Dean Witter Advisors Inc. (“MSDWA”) until August 31, 2001. Effective September 1, 2001 the Trust has an Administration Agreement with BlackRock Advisors, Inc.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.45% of the Trust’s average weekly net assets. The total dollar amounts paid to the Advisor by the Trust under the Investment Advisory Agreement for the six months ended June 30, 2002 and the years ended December 31, 2001, 2000 and 1999 were $1,265,568, $2,522,197, $2,433,285 and $2,509,195, respectively. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust’s average weekly net assets. The total dollar amounts paid to the Administrator by the Trust under the Administration Agreement for the six months ended June 30, 2002 and the years ended December 31, 2001, 2000 and 1999 were $281,237, $560,488, $540,730 and $555,038, respectively.

Note 3. Portfolio Securities  Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2002, aggregated $619,057,664 and $679,009,392, respectively.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

     The federal income tax basis of the Trust’s investments at June 30, 2002 was the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $453,756 (gross unrealized appreciation—$1,884,523; gross unrealized depreciation—$1,430,767).

     Details of open financial futures contracts at June 30, 2002 are as follows:

				Value at
Number of		Expiration	Value at	April, 30	Unrealized
Contracts	Type	Date	Trade Date	2002	Appreciation

Long Position:
250	Euro Dollar	Sep. 02	$60,719,688	$61,278,126	$558,438

Note 4. Borrowings  Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified, thirdparty broker-dealers as determined by and under the direction of the Trust’s board of directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

     The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 2002 was approximately $37,791,999 at a weighted average interest rate of approximately 1.81%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $64,400,000 as of April 30, 2002 which was 9.3% of total assets.

Dollar Rolls: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     The Trust did not engage in dollar rolls during the six months ended June 30, 2002.

Note 5. Capital  There are 200 million shares of $.01 par value common share authorized. Of the shares outstanding at June 30, 2002, the Advisor owned 10,724 shares.

Note 6. Dividends  Subsequent to June 30, 2002, the Board of Directors of the Trust declared a dividend of $0.00625 per common share payable July 31, 2002 to shareholders of record on July 15, 2002.

THE BLACKROCK STRATEGIC TERM TRUST INC.
DIVIDEND REINVESTMENT PLAN

     Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders may elect to have all distributions of dividends and capital gains reinvested by Morgan Stanley Trust (the “Plan Agent”) in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Share Exchange or elsewhere, for the participants’ accounts. The Trust will not issue any new shares in connection with the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days’ written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 869-6397. The addresses are on the front of this report.

THE BLACKROCK STRATEGIC TERM TRUST INC.
ADDITIONAL INFORMATION

     There have been no material changes in the Trust’s investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

     We wish to advise you that dividends of $0.57 per share, which will be paid after 6/30/02 and on or shortly before 12/31/02, will be from long-term capital gain.

     For the purpose of preparing your 2002 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 2003.

     Quarterly performance and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock’s website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock’s website into this report.

The Annual Meeting of Trust Shareholders was held May 23, 2002 to vote on the following matter:

To elect three Directors:

Directors:	Class	Term	Expiring

Frank J. Fabozzi	II	3 years	2005
Walter F. Mondale	II	3 years	2005
Ralph L. Schlosstein	II	3 years	2005

Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Richard E. Cavanagh, Kent Dixon, Laurence D. Fink* and James Clayburn La Force, Jr.

Shareholders elected the three Directors. The results of the voting were as follows:

	Votes for	Votes Against	Abstentions

Frank J. Fabozzi	49,013,589	—	451,620
Walter F. Mondale	48,987,343	—	477,866
Ralph L. Schlosstein	49,010,283	—	454,926

*	Laurence D. Fink has resigned his positions as Director and Chairman of the Board effective August 22, 2002. The Board of Directors elected Ralph L. Schlosstein as the new Chairman of the Board, elected Robert S. Kapito as the new President of the Trust and appointed Robert S. Kapito as a new Director of the Board effective August 22, 2002.

     Certain of the officers of the Trust listed on the cover of this Report to Shareholders, are also officers of the Advisor. They serve in the following capacities for the Advisor: Robert S. Kapito—Director and Vice Chairman, Kevin M. Klingert—Director and Managing Director, Henry Gabbay—Managing Director, and Anne Ackerley—Managing Director.

THE BLACKROCK STRATEGIC TERM TRUST INC.
INVESTMENT SUMMARY

The Trust’s Investment Objective

The BlackRock Strategic Term Trust Inc.’s primary investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2002.

Who Manages the Trust?

BlackRock is one of the largest publicly traded investment management firms in the United States with $250 billion of assets under management as of March 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BlackRock Solutions name. Clients are served from the Company’s headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE: PNC), and is majority-owned by PNC and by BlackRock employees.

What Can the Trust Invest In?

The Trust may invest in all fixed income securities rated investment grade or higher (“AAA”, “AA”, “A” or “BBB”). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

What is the Advisor’s Investment Strategy?

The Advisor will seek to meet the Trust’s investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) on or shortly before December 31, 2002. The Advisor will implement a conservative strategy that will seek to closely match the expected maturities of the assets of the portfolio with the future return of the initial investment at the end of 2002. At the Trust’s termination, the Advisor expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

As the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or expected maturities as close to the Trust’s maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust’s primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with expected maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust’s income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

How Are the Trust’s Shares Purchased and Sold? Does the Trust Pay Dividends Regularly?

The Trust’s shares are traded on the New York Share Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder’s name, dividends may be reinvested in additional shares of the fund through the Trust’s transfer agent, Morgan Stanley Trust. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

Leverage Considerations in The Trust

The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising environment. The Advisor’s portfolio managers continuously monitor and regularly review the Trust’s use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

Special Considerations and Risk Factors Relevant to Term Trusts

Return of Initial Investment. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

Dividend Considerations. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust’s assets.

Interest-Only Securities (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a repaid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody’s.

Inverse Floating Rate Mortgage-Backed Securities: ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

Leverage. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust’s net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the New York Share Exchange (NYSE symbol: BGT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Mortgage-Backed and Asset-Backed Securities. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

Corporate Debt Securities. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

Zero Coupon Securities. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

Non-U.S. Securities. The Trust may invest up to 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust’s business or management more difficult without the approval of the Trust’s Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

THE BLACKROCK STRATEGIC TERM TRUST INC.
GLOSSARY

Adjustable Rate Mortgage-Backed Securities (ARMs):  Mortgage instruments with interest rates that adjust at periodic intervals at a fixed amount relative to the market levels of interest rates as reflected in specified indexes. ARMs are backed by mortgage loans secured by real property.

Asset-Backed Securities:  Securities backed by various types of receivables such as automobile and credit card receivables.

Closed-End Fund:  Investment vehicle which initially offers a fixed number of shares and trades on a share exchange. The Trust invests in a portfolio of securities in accordance with its stated investment objectives and policies.

Collateralized Mortgage Obligations (CMOs):  Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

Commercial Mortgage Backed Securities (CMBS):  Mortgage-backed securities secured or backed by mortgage loans on commercial properties.

Discount:  When a Trust’s net asset value is greater than its share price, the Trust is said to be trading at a discount.

Dividend:  Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

Dividend Reinvestment:  Shareholders may elect to have all dividends and distributions of capital gains automatically reinvested into additional shares of the Trust.

FHA:  Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC:  Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC’s authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA:  Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA’s authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:  Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA’s obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

Government Securities: Securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as GNMA and FHLMC.

Interest-Only Securities:  Mortgage securities including CMBS that receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities.

Inverse-Floating Rate Mortgages:  Mortgage instruments with coupons that adjust at periodic intervals according to a formula which sets inversely with a market level interest rate index.

Market Price:  Price per share of a security trading in the secondary market. For a closed-end Trust, this is the price at which one share of the Trust trades on the share exchange. If you were to buy or sell shares, you would pay or receive the market price.

Mortgage Dollar Rolls:  A mortgage dollar roll is a transaction in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date. During the “roll” period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

Mortgage Pass-Throughs:  Mortgage-backed securities issued by FNMA, FHLMC, GNMA or FHA.

Net Asset Value (NAV):  Net asset value is the total market value of all securities and other assets held by the Trust, including income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron’s on Saturday and The Wall Street Journal on Monday.

Principal-Only Securities:  Mortgage securities that receive only the principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities.

Project Loans:  Mortgages for multi-family, low- to middle-income housing.

Premium:  When a Trust’s share price is greater than its net asset value, the Trust is said to be trading at a premium.

REMIC:  A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

Residuals:  Securities issued in connection with collateralized mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

Reverse Repurchase Agreements:  In a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

Stripped Mortgage Backed Securities:  Arrangements in which a pool of assets is separated into two classes that receive different proportions of the interest and principal distributions from underlying mortgage-backed securities. IO’s and PO’s are examples of strips.

     BLACKROCK ADVISORS, INC.
SUMMARY OF CLOSED-END FUNDS

Taxable Trusts

	Share	Maturity
Perpetual Trusts	Symbol	Date

The BlackRock Income Trust Inc.	BKT	N/A
The BlackRock North American Government Income Trust Inc.	BNA	N/A
The BlackRock High Yield Trust	BHY	N/A
BlackRock Core Bond Trust	BHK	N/A
BlackRock Strategic Bond Trust	BHD	N/A
Term Trusts
The BlackRock Strategic Term Trust Inc.	BGT	12/02
The BlackRock Investment Quality Term Trust Inc.	BQT	12/04
The BlackRock Advantage Term Trust Inc.	BAT	12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.	BCT	12/09

Tax-Exempt Trusts

	Share	Maturity
Perpetual Trusts	Symbol	Date

The BlackRock Investment Quality Municipal Trust Inc.	BKN	N/A
The BlackRock California Investment Quality Municipal Trust Inc.	RAA	N/A
The BlackRock Florida Investment Quality Municipal Trust	RFA	N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.	RNJ	N/A
The BlackRock New York Investment Quality Municipal Trust Inc.	RNY	N/A
The BlackRock Pennsylvania Strategic Municipal Trust	BPS	N/A
The BlackRock Strategic Municipal Trust	BSD	N/A
BlackRock California Municipal Income Trust	BFZ	N/A
BlackRock Municipal Income Trust	BFK	N/A
BlackRock New York Municipal Income Trust	BNY	N/A
BlackRock New Jersey Municipal Income Trust	BNJ	N/A
BlackRock Florida Municipal Income Trust	BBF	N/A
BlackRock New York Municipal Bond Trust	BQH	N/A
BlackRock Virginia Municipal Bond Trust	BHV	N/A
BlackRock Florida Municipal Bond Trust	BIE	N/A
BlackRock Municipal Bond Trust	BBK	N/A
BlackRock Maryland Municipal Bond Trust	BZM	N/A
BlackRock New Jersey Municipal Bond Trust	BLJ	N/A
BlackRock California Municipal Bond Trust	BZA	N/A
BlackRock California Municipal Income Trust II	BCL	N/A
BlackRock New York Municipal Income Trust II	BFY	N/A
BlackRock Municipal Income Trust II	BLE	N/A

Term Trusts
The BlackRock Municipal Target Term Trust Inc.	BMN	12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.	BRM	12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.	BFC	12/08
The BlackRock Florida Insured Municipal 2008 Term Trust	BRF	12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.	BLN	12/08
The BlackRock Insured Municipal Term Trust Inc.	BMT	12/10
BlackRock California Municipal 2018 Term Trust	BJZ	12/18
BlackRock New York Municipal 2018 Term Trust	BLH	12/18
BlackRock Municipal 2018 Term Trust	BPK	12/18

If you would like further information please do not hesitate to call BlackRock at (800) 227-7BFM (7236)
or consult with your financial advisor.

Directors
Ralph L. Schlosstein, Chairman*
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
Robert S. Kapito*
James Clayburn La Force, Jr.
Walter F. Mondale

Officers
Robert S. Kapito, President*
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Anne Ackerley, Secretary

Investment Advisor and Administrator
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

Custodian
State Street Bank and Trust Company
1 Heritage Drive North
Quincy, MA 02171

Transfer Agent
Morgan Stanley Trust
Harborside Financial Center - Plaza
Two Jersey City, New Jersey 07311-3977
(800) 869-6397

Independent Auditors
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036

Legal Counsel – Independent Directors
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

     The accompanying financial statements as of June 30, 2002 were not audited and accordingly, no opinion is expressed on them.

     This report is for shareholder information.This is not a prospectus intended for use in the purchase or sale of Trust shares.

     Statements and other information contained in this report are as dated and are subject to change.

* Laurence D. Fink has resigned his positions as Director and Chairman of the Board effective August 22, 2002. The Board of Directors elected Ralph L. Schlosstein as the new Chairman of the Board, elected Robert S. Kapito as the new President of the Trust and appointed Robert S. Kapito as a new Director of the Board effective August 22, 2002.

The BlackRock Strategic Term Trust Inc.
c/o BlackRock Advisors Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

The
Strategic
Term Trust Inc.

Semi-Annual Report
June 30, 2002

Printed on recycled paper	09247P-10-8